EXHIBIT 10.3

                          REGISTRATION RIGHTS AGREEMENT


                  Registration Rights Agreement, dated as of July 1, 2004, between Redhook Ale Brewery, Incorporated, a Washington corporation ("Redhook"), and Anheuser-Busch, Incorporated, a Missouri corporation ("ABI").

                  WHEREAS, Redhook and ABI have entered into an Exchange and Recapitalization Agreement dated as of June 30, 2004 (the "Exchange Agreement"), pursuant to which Redhook has agreed to issue and deliver to ABI, and ABI has agreed to accept from Redhook, shares of common stock, par value $0.005 per share ("Common Stock"); and

                  WHEREAS, ABI may in the future acquire additional securities of Redhook; and

                  WHEREAS, in order to induce ABI to enter into the Exchange Agreement and to acquire such shares of Common Stock and additional securities, Redhook has agreed to provide registration rights with respect thereto;

                  NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

                  1. DEFINITIONS. Unless otherwise defined herein, terms defined in the Exchange Agreement are used herein as therein defined, and the following shall have the following respective meanings (such meanings being equally applicable to both the singular and plural form of the terms defined):

                  "Agreement" shall mean this Registration Rights Agreement, including any exhibits or schedules thereto, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Business Day" shall mean any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Missouri, the State of New York or the State of Washington.

                  "CBA Distribution Agreement" shall mean the Master Distributor Agreement between Craft Brands Alliance LLC and ABI dated July 1, 2004, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.

                  "Commission" shall mean the Securities and Exchange Commission or any other federal agency then administering the Securities Act and other federal securities laws.

                  "Distribution Agreement" shall mean the Master Distributor Agreement between Redhook and ABI dated the date hereof, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof.


                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all rules and regulations promulgated thereunder.

                  "Minimum Number of Registrable  Securities"  shall mean either
(i) if Redhook is not eligible to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, 250,000 shares of Registrable Securities, (ii) if Redhook is eligible to file a registration statement on Form S-3 (or other comparable short form) under the Securities Act, 150,000 shares of Registrable Securities, or (iii) if fewer than 250,000 shares of Registrable Securities or 150,000 shares of Registrable Securities, as the case may be, are outstanding, all of the remaining outstanding Registrable Securities. Any stock split, stock dividend, recapitalization, reclassification, stock combination or other change in the terms of Stock occurring after the date hereof affecting the number of shares of Stock held by or issuable to ABI shall increase or reduce the Minimum Number of Registrable Securities in the same proportion as the shares of Stock held by or issuable to ABI were increased or decreased by such stock split, stock dividend, recapitalization, reclassification, stock combination or change.

                  "NASD" shall mean the National Association of Securities Dealers, Inc., or any successor corporation thereto.

                  "Person" shall mean any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government
(whether federal, state, county, city, municipal or otherwise, including, without limitation, any instrumentality, division, agency, body or department thereof).


                  "Registrable Securities" shall mean all shares of Common Stock and other securities issued by Redhook or any Subsidiary of Redhook held by ABI from time to time.

                  "Securities Act" shall mean the Securities Act of 1933, as amended and all rules and regulations promulgated thereunder.

                  "Stock" shall mean all shares, options, warrants, rights, general or limited partnership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership or equivalent entity whether voting or nonvoting, including, without limitation, common stock, preferred stock, or any other "equity security" (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Commission under the Exchange Act).

                  "Termination Date" shall mean any date (i) on which the Distribution Agreement is duly terminated or expires in accordance with its terms, (ii) on which the CBA Distribution Agreement is duly terminated or expires in accordance with its terms or (iii) on which the products of Redhook are excluded from the CBA Distribution Agreement pursuant to its terms.

                  2.       REQUIRED REGISTRATION.

                           (a) At any time,  after receipt of a written  request
from ABI requesting that Redhook effect the registration under the Securities Act of at least the Minimum Number of Registrable Securities and specifying the intended method or methods of disposition thereof, thereupon Redhook shall, as expeditiously as is possible, but not later than 90 days after receipt of the request, file a registration statement under the Securities Act with respect to, and use its best efforts to effect the registration under the Securities Act of, all shares of Registrable Securities which Redhook has been so requested to register, all to the extent required to permit the disposition (in accordance with the intended method or methods thereof, as aforesaid) of the Registrable Securities so registered; PROVIDED, HOWEVER, that, except as otherwise described in this section, Redhook shall not be required to effect more than three registrations of any Registrable Securities pursuant to this Section 2 in any five calendar year period.

                           (b)  Notwithstanding  the  other  provisions  of this
Section 2, after a Termination Date, ABI shall be entitled to cause Redhook to effect two additional registrations of Registrable Securities pursuant to
Section 2(a), notwithstanding any limitations in Section 2 or additional registrations that might otherwise be available pursuant to Section 2.

                  3. INCIDENTAL REGISTRATION. If Redhook at any time proposes to file on its behalf and/or on behalf of any of its security holders (the "demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of Redhook pursuant to any employee benefit plan, respectively) for the general registration of securities, it will give written notice to ABI at least 60 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Redhook. The notice shall offer to include in such filing the aggregate number of shares of Registrable Securities as ABI may request.

                  If ABI desires to have Registrable Securities registered under this Section 3, it shall advise Redhook in writing within 20 Business Days after the date of receipt of such offer from Redhook, setting forth the amount and type of such Registrable Securities for which registration is requested. Redhook shall thereupon include in such filing the number and type of shares of Registrable Securities for which registration is so requested, subject to the remaining provisions of this paragraph, and shall use its best efforts to effect registration under the Securities Act of such shares. If the lead managing underwriter of a proposed public offering shall advise Redhook that, in its opinion, the distribution of the Registrable Securities requested to be included in the registration concurrently with the securities being registered by Redhook or any demanding security holder would materially and adversely affect the distribution of such securities by such demanding security holder or Redhook or the proceeds to be received by such demanding security holder or Redhook as a result of the distribution of such securities, then the securities to be sold by any demanding security holder not contractually entitled to include securities in the offering shall be eliminated from the offering to the extent necessary to avoid such effect. If such reduction does not eliminate the effect, then ABI, Redhook and each demanding security holder contractually entitled to include securities in the offering shall each reduce the amount of securities intended to be distributed through such offering by such parties on a pro rata basis to the extent necessary to avoid such effect.

                  4.  REGISTRATION  PROCEDURES.  If Redhook is  required  by the provisions of Section 2 or 3 to use its best efforts to effect the registration of any of its securities under the Securities Act, Redhook will, as expeditiously as possible:

                           (a)   prepare   and  file  with  the   Commission   a
Registration Statement with respect to such securities which shall be available for the sale of the Registrable Securities in accordance with the intended method of distribution thereof, cause the Registration Statement not to misstate any material fact and not to omit to state any material fact required to be included therein or necessary to make the statements therein not misleading in the light of the circumstances when made and to comply in all material respects with the requirements of the Securities Act, and use its best efforts to cause such Registration Statement to become and remain effective for a period of time required for the disposition of such securities by ABI;

                           (b) use best  efforts  to  prepare  and file with the
Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such Registration Statement until such time as all of such securities have been disposed of in a public offering (the expenses of such amendments and supplements being paid as described in Section 5(a) hereof);

                           (c) furnish to ABI such number of copies of a summary
prospectus  or  other  prospectus,   including  a  preliminary  prospectus,   in
conformity with the requirements of the Securities Act, and such other documents, as ABI may reasonably request;

                           (d) use its best  efforts to  register or qualify the
securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States and Puerto Rico as ABI shall request (PROVIDED, HOWEVER, that Redhook shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable ABI to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement;

                           (e) at the  request  of ABI,  cause  all  Registrable
Securities to be listed on any securities exchange or any automated quotation system on which Stock of the same class is then listed or quoted or, if the Registrable Securities are Common Stock and the Common Stock is not so listed or quoted and Redhook meets the requirements therefor, on the NASDAQ Stock Market;

                           (f)  make  available  for   inspection  by  ABI,  any
underwriter participating in the distribution of the Registrable Securities, any representative of any such underwriter and any attorney or accountant designated by ABI, at reasonable times and in a reasonable manner and subject to reasonable limitations designed to protect the confidentiality of proprietary information not required to be disclosed in the Registration Statement, all financial and other records, pertinent documents and properties of Redhook, and cause the respective officers, directors and employees of Redhook to supply all information reasonably requested by ABI and any such underwriter, representative, attorney or accountant;

                           (g) a  reasonable  time prior to the filing  thereof,
deliver to ABI the Registration Statement, the prospectus, any amendment to the Registration Statement or supplement to any prospectus or any document that is to be incorporated by reference into the Registration Statement or prospectus, and make such representatives of Redhook as shall be reasonably requested by ABI available for discussion of any such document, but subject to reasonable limitations designated to protect the confidentiality of proprietary information not required to be disclosed in the Registration Statement;

                           (h) furnish,  at the request of ABI, on the date that
such shares of Registrable Securities are delivered to the underwriters for sale pursuant to the offering or, if such Registrable Securities are not being sold through underwriters, on the date that the Registration Statement with respect to such shares of Registrable Securities becomes effective, (1) an opinion letter, dated such date, of the independent counsel representing Redhook for the purposes of such registration, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to ABI, in customary form and covering matters of the type customarily covered in such legal opinions; and (2) a comfort letter dated such date, from the independent certified public accountants of Redhook, addressed to the underwriters, if any, and if such Registrable Securities are not being sold through underwriters, then to ABI and, if such accountants refuse to deliver such letter to ABI, then to Redhook, in a customary form and covering matters of the type customarily covered by such comfort letters and as the underwriters or ABI shall reasonably request. Such letter from the independent certified public accountants shall additionally cover such other financial matters (including information as to the period ending not more than five Business Days prior to the date of such letter) with respect to the offering in respect of which such letter is being given as ABI may reasonably request;

                           (i) enter into  customary  agreements  (including  an
underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Securities and cause the officers and employees of Redhook to participate in road shows or other marketing efforts customarily undertaken by registrants in public offerings as may be reasonably requested by ABI or the underwriters of its Registrable Securities;

                           (j)  promptly  notify ABI and, if  requested  by ABI,
confirm such advice in writing (1) when the Registration Statement has become effective and when any post-effective amendments thereto become effective, (2) of any request by the Commission or any state securities authority for amendments and supplements to the Registration Statement and prospectus or for additional information, (3) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and (4) at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances when made or, if for any other reason it shall be necessary during such period to amend or supplement the Registration Statement or the prospectus or to file under the Exchange Act any document incorporated by reference into the Registration Statement; and under those circumstances, at the request of ABI, Redhook shall prepare and file such document and furnish to ABI as many copies as ABI may from time to time reasonably request, including but not limited to copies of a supplemented prospectus or a supplement to such prospectus as may be necessary to correct such statement or omission or effect such compliance;

                           (k) use its best efforts to obtain the  withdrawal of
any order suspending the effectiveness of the Registration Statement as promptly as possible and provide prompt notice to ABI of the withdrawal of any such order;

                           (l)  use  its  best   efforts  to  comply   with  all
applicable rules and regulations of the Commission, use best efforts to take all other steps necessary to effect the registration of the Registrable Securities and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the Registration Statement, an earnings statement covering the period of at least 12 months beginning with the first full month after the effective date of such Registration Statement, which earnings statements shall satisfy the provisions of Section 11(a) of the Securities Act; and

                           (m)  It  shall  be  a  condition   precedent  to  the
obligation of Redhook to take any action pursuant to this Agreement in respect of the securities which are to be registered at the request of ABI that ABI shall furnish to Redhook such information regarding the securities held by ABI and the intended method of disposition thereof as Redhook shall reasonably request and as shall be required in connection with the action taken by ABI.

                  5. EXPENSES. All expenses incurred in complying with this Agreement, including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for Redhook, the reasonable fees and expenses of a single counsel for the holders of the securities to be sold in the offering (selected by those holding a majority of the securities being registered in the event of a registration pursuant to Section 3 and selected by ABI in the event of a registration pursuant to Section 2), expenses of any special audits incident to or required by any such offering, rating agency fees and expenses of complying with the securities or blue sky laws of any jurisdiction pursuant to
Section 4 (d), shall be paid by Redhook, except that

                           (a) all such  out-of-pocket  expenses  in  connection
with any amendment or supplement to the Registration Statement or prospectus filed more than 270 days after the effective date of such Registration Statement because ABI has not effected the disposition of the securities requested to be registered shall be paid by ABI (provided that in the event that the Registration Statement was subject to any order suspending the effectiveness of the Registration Statement for any period, for purposes of this
Section 5(a) such period shall be excluded for purposes of determining the period for which the Registration Statement has been effective);

                           (b)  Redhook  shall  not  be  liable  for  any  fees,
discounts or commissions to any underwriter or any fees or disbursements of counsel for any underwriter in respect of the securities sold by ABI.

                  6. INDEMNIFICATION AND CONTRIBUTION.

                           (a)  In  the  event  of  any   registration   of  any
Registrable Securities under the Securities Act pursuant to this Agreement, Redhook shall indemnify and hold harmless ABI, ABI's directors and officers, each other person (including each underwriter) who participated in the offering of such Registrable Securities and each other person, if any, who controls ABI or such participating person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which ABI or any such director or officer or participating person or controlling person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any actual or alleged untrue statement of any material fact contained in any Registration Statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any actual or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse ABI or such director, officer or participating person or controlling person for any legal or any other expenses reasonably incurred by ABI or such director, officer or participating person or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that Redhook shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any actual or alleged untrue statement or actual or alleged omission made in such Registration Statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Redhook by ABI specifically for use therein or (in the case of any registration pursuant to Section 2) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of ABI or such director, officer or participating person or controlling person, and shall survive the transfer of such securities by such holder.

                           (b)  ABI  agrees  to  indemnify   and  hold  harmless
Redhook, its directors and officers and each other person, if any, who controls Redhook within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Redhook or any such director or officer or any such person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information in writing provided to Redhook by ABI specifically for use and contained, on the effective date thereof, in any Registration Statement under which securities were registered under the Securities Act at the request of ABI, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto. Notwithstanding the foregoing, ABI shall not be required to provide indemnification pursuant to this Section 6(b) in excess of the amount by which the net proceeds realized by ABI from the sale of the Registrable Securities in the offering exceeds the amount of any damages that ABI has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

                           (c)   In   case   any   proceeding   (including   any
governmental investigation) shall be instituted
involving  any person in respect of which  indemnity  may be sought  pursuant to
Section 6(a) or Section 6(b), the indemnified party shall promptly notify the indemnifying party in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel satisfactory in the reasonable judgment of the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel for all such indemnified parties) and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by ABI, in the case of parties indemnified pursuant to
Section 6(a),  and by Redhook,  in the case of parties  indemnified  pursuant to
Section 6(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this Section 6(c), the indemnifying party agrees that it shall be liable for any settlement of any proceeding even if effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and of written notice of the terms of such settlement and
(ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                           (d)  If the  indemnification  provided  for  in  this
Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified parties shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to, information supplied by, such indemnifying party or indemnified parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                           (e) The  parties  hereto  agree  that it would not be
just and equitable if contribution pursuant to Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  7. POSTPONEMENT OF REGISTRATION OBLIGATIONS.

                           (a)  Notwithstanding  the  other  provisions  of this
Agreement, Redhook shall be entitled to postpone for a reasonable period of time (but not exceeding three months) the filing of any registration statement otherwise required to be prepared and filed by it pursuant to Section 2, if Redhook determines, in its reasonable judgment, that such registration and offering would interfere with any financing, acquisition, corporate reorganization or other material transaction involving Redhook or would require premature disclosures thereof. Redhook shall promptly give ABI written notice of such determination, containing a general statement of the reasons for such postponement and a specification of the anticipated delay. Redhook shall not be entitled to exercise its rights under this Section 7(a) during any period in which it is undertaking a registration for any other holder of securities or for itself.

                           (b) If  Redhook  shall so  postpone  the  filing of a
registration statement under this Section, ABI shall have the right to withdraw the request for registration by giving written notice to Redhook within 20 days after receipt of the notice of postponement, and, in the event of such withdrawal, such request shall not be counted for purposes of the requests for registration to which ABI is entitled pursuant to Section 2 hereof.

                  8. SELECTION OF MANAGING UNDERWRITERS. The lead managing underwriter for any offering of Registrable Securities to be conducted pursuant to Section 2 shall be selected by ABI but shall either be a nationally recognized underwriter of securities or such other underwriter as shall be acceptable in the reasonable judgment of Redhook.

                  9. MISCELLANEOUS.

                           (a) NO  INCONSISTENT  AGREEMENTS.  Redhook  will  not
hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to ABI in this Agreement. Redhook does not have in effect any agreement with respect to any of its securities granting any registration rights to any person. Any right granted by Redhook to any other Person to include securities held by that Person in a registration effected pursuant to Section 2 or the inclusion of securities to be issued or sold by Redhook in a registration effected pursuant to Section 2 shall apply or be permitted only to the extent that the lead managing underwriter of the offering advises ABI that, in its opinion, the distribution of the securities requested to be included in the registration concurrently with the Registrable Securities would not materially and adversely affect the distribution of such securities by ABI or the proceeds to be received by ABI as a result of the distribution of the Registrable Securities.

                           (b) REMEDIES.  ABI, in addition to being  entitled to
exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. Redhook agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Agreement or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

                           (c)  AMENDMENTS  AND  WAIVERS.  Except  as  otherwise
provided herein, the provisions of this Agreement may not be amended, modified, supplemented or waived unless the same shall be in writing and signed by Redhook and ABI and shall specifically refer to this Agreement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach, and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

                           (d) NOTICE GENERALLY.  Any notice,  demand,  request,
consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed as follows:

                                    (i) if to ABI, at

                                    Anheuser-Busch, Incorporated
                                    One Busch Place
                                    St. Louis, Missouri  63118
                                    Attention:  Vice President-Business and
                                                Wholesaler System Development
                                    Telecopy Number:  (314) 765-9167
                                    with a copy to:

                                    Anheuser-Busch Companies, Inc.
                                    One Busch Place
                                    St. Louis, Missouri  63118
                                    Attention: Vice President and General
                                    Counsel
                                    Telecopy Number:  (314) 577-0776

                                    (ii) if to Redhook, at

                                    Redhook Ale Brewery, Incorporated
                                    14300 NE 145th Street
                                    Woodinville, Washington  98072
                                    Attention:  President
                                    Telecopy Number:  (425) 485-0761

                                    with a copy to:

                                    Riddell Williams P.S.
                                    1001 Fourth Avenue Plaza, Suite 4500
                                    Seattle, WA  98154
                                    Attention:  Douglass A. Raff
                                    Telecopy Number:   (206) 389-1708


or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three Business Days after the same shall have been deposited in the United States mail.

                           (e)  SUCCESSORS  AND ASSIGNS.  This  Agreement  shall
inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto including any affiliate of ABI that ABI designates to hold or receive the Registrable Securities and any person to whom Registrable Securities are transferred by ABI, other than any Person that is not an Affiliate of ABI acquiring such Registrable Securities (i) in an offering registered under the Securities Act or (ii) pursuant to Section 4(1) of the Securities Act or Rule 144 or Rule 144A (or any similar provision then in force) promulgated under the Securities Act of 1933 if such Person is permitted to publicly resell publicly the Registrable Securities held by such Person so long as it is not an affiliate of Redhook without subsequent registration under the Securities Act or compliance with the requirements of Rule 144 thereunder. Any right or remedy, arising hereunder or by reason hereof, shall be assignable by ABI to any Affiliate without the prior written consent of Redhook, so long as ABI shall remain liable for ABI's obligations hereunder.

                           (f) HEADINGS.  The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                           (g) GOVERNING LAW. This  Agreement  shall be governed
by the laws of the State of Washington, without regard to the provisions thereof relating to conflict of laws.

                           (h) SEVERABILITY.  Wherever possible,  each provision
of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                           (i) ENTIRE AGREEMENT.  This Agreement,  together with
the Exchange Agreement, represents the complete agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

                           (j)  COUNTERPARTS.  This Agreement may be executed in
any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.


                            (SIGNATURE PAGE FOLLOWS)

         IN WITNESS WHEREOF, Redhook and ABI have executed this Agreement as of the date first above written.

                          REDHOOK ALE BREWERY, INCORPORATED


                          By:/s/ PAUL SHIPMAN
                             -----------------------------------------
                             Title: President and Chief Executive Officer


                          ANHEUSER-BUSCH, INCORPORATED


                          By: /s/ JAMES F. HOFFMEISTER
                             --------------------------------------------
                              Title:  Vice President - Administration